UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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FORTRESS BIOTECH, INC.

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46248-P08797 FORTRESS BIOTECH, INC. ATTN: DAVID JIN 1111 KANE CONCOURSE SUITE 301 BAY HARBOR ISLANDS, FL 33154 FORTRESS BIOTECH, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET You invested in FORTRESS BIOTECH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually on May 23, 2024 at 10:00 a.m., Eastern Time. *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2023 Annual Report on Form 10-K of Fortress Biotech, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 23, 2024 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FBIO2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V46249-P08797 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lindsay A. Rosenwald, M.D. For 1b. Michael S. Weiss For 1c. Jimmie Harvey, Jr., M.D. For 1d. Malcolm Hoenlein For 1e. Dov Klein, CPA For 1f. J. Jay Lobell For 1g. Kevin L. Lorenz, J.D. For 1h. Lucy Lu, M.D. For 2. Ratification of the appointment of KPMG LLP as Fortress Biotech, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Amendment of the 2013 Stock Incentive Plan, as amended, of Fortress Biotech, Inc. to increase the number of shares of Common Stock issuable thereunder by 10,000,000 and increase the annual share limit for participants pursuant to grants of stock options and stock appreciation rights. For 4. Amendment of the 2012 Employee Stock Purchase Plan, as amended, of Fortress Biotech, Inc. to increase the number of shares of Common Stock issuable thereunder by 1,000,000 and increase the number of shares eligible for purchase during an “Offering”. For 5. Amendment of the Amended and Restated Long Term Incentive Plan to extend the term of the plan to July 15, 2035 and to make certain related changes. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.